EXHIBIT 10.5B

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Consent and First Amendment to Loan and Security Agreement is entered into as of September 29, 2009 (the “Amendment”) by and between SQUARE 1 BANK (“Bank”) and THE ACTIVE NETWORK, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 30, 2008, as may be amended from time to time, including without limitation by that certain Waiver to Loan and Security Agreement dated as of June 22, 2009, and by that certain Consent dated August 31, 2009 (collectively, the “Agreement”). Borrower proposes to incur certain indebtedness on the terms set forth in that certain Installment Payment Agreement between SHI International Corp. and Borrower and related Microsoft Volume Licensing agreement between Microsoft Licensing, GP and Borrower in an amount not to exceed $4,956,799.48 (collectively, the “Microsoft Agreements”). Bank is willing to consent to Borrower incurring the indebtedness evidenced by the Microsoft Agreements (the “Microsoft Debt”) in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Bank consents to the incurrence of the Microsoft Debt and Borrower’s execution and delivery of the Microsoft Agreements. This consent is specific as to content and time and shall not constitute a consent or waiver of any other current or future default or breach of any covenants contained in the Agreement or the terms and conditions of any other documents signed by Borrower in favor of Bank.

2. A new clause (k) is added to the defined term “Permitted Indebtedness” in Exhibit A of the Agreement as follows:

(k) Indebtedness of Borrower under that certain Installment Payment Agreement between SHI International Corp. and Borrower and related Microsoft Volume Licensing agreement in an amount not to exceed $4,956,799.48 through August 15, 2012.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement, in each case, as amended hereby.

4. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, other than (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances pertaining to the Borrower’s business and permitted under the Agreement and other Loan Documents.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an executed copy of the Microsoft Agreements and related documentation;

(c) an executed copy of a consent/amendment from Escalate Capital I, L.P. and Gold Hill Venture Lending 03, L.P. relating to the incurrence of the Microsoft Debt;

(d) an amount equal to all reasonable Bank Expenses incurred through the date of this Amendment; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE ACTIVE NETWORK, INC.

By:	/s/ Mike Skelly
Title:	VP Finance

SQUARE 1 BANK

By:	/s/ Peter Drees
Title:	Senior Vice President

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